Exhibit 99.2
JAMES RIVER ANNOUNCES EXCESS AND SURPLUS LINES LEADERSHIP RETIREMENT AND SUCCESSION PLAN

Richard Schmitzer to Retire as President and Chief Executive Officer, Excess and Surplus Lines;
Todd Sutherland Will Succeed Him as President, Excess and Surplus Lines, Effective May 5, 2025

PEMBROKE, Bermuda, May 5, 2025 (GLOBE NEWSWIRE) -- James River Group Holdings, Ltd. ("James River" or the "Company") (NASDAQ: JRVR) announced today its plans for Todd Sutherland, current Senior Vice President, Management Liability within the Company’s Excess and Surplus Lines (“E&S”) segment, to succeed Richard Schmitzer as President of the E&S segment effective May 5, 2025. Mr. Schmitzer announced that he will step down as Chief Executive Officer of the E&S segment effective July 31, 2025, a position he has held since 2010, and retire during the fourth quarter of 2025 after more than 45 years in the insurance industry.

“Richard Schmitzer has chosen to retire after a long and highly successful insurance career spanning over four decades,” said Frank D'Orazio, the Company’s Chief Executive Officer. “Under Richard’s leadership, we have built a meaningfully relevant and resilient E&S business. We are grateful for his many contributions to the organization and wish him well in his retirement.”

“It has been an honor to serve as President and CEO of James River’s E&S segment, and I am very proud of our team, our relationship with the market and the franchise we have built,” said Mr. Schmitzer. “I am committed to working with Todd and the leadership team to achieve a seamless transition as we continue to execute on our strategic priorities and plans.”

In his new role, Mr. Sutherland will report directly to Mr. D’Orazio and will remain based in Richmond, Virginia, the headquarters of the Company’s E&S segment. Concurrent with the succession plan, the title of E&S segment Chief Executive Officer will be retired in lieu of segment President.

Mr. Sutherland joined James River in 2023 to establish the Management Liability division of the Company, aligned with efforts to drive diversified profitable growth across the E&S product portfolio. With over thirty years of industry experience, Mr. Sutherland previously served as Head of the US Central Zone at AXA XL (“AXA”) with oversight of a multi-billion-dollar portfolio of diversified property and casualty lines. Prior to AXA, Mr. Sutherland spent 13 years at Allied World Assurance Company, where he led the development and build out of the US Central Region across all commercial lines. Mr. Sutherland has also held underwriting management roles at Axis Capital and American International Group earlier in his career. He is a graduate of Miami University.

“On behalf of our entire organization, I am very excited to announce our plan for Todd to become our next E&S segment President,” said Mr. D’Orazio. “Todd is a proven leader with a track record of building and leading substantial, profitable businesses at several specialty insurance organizations. Our history together, and his most recent assignment at James River, give me great confidence in his ability to lead and inspire our organization to achieve continued success and reach new heights in the years to come.”

“Richard and his team have built a powerful franchise in the E&S marketplace, and I am thrilled to be in a position to lead the business as we continue to execute on our strategic plan of profitable growth,” said Mr. Sutherland. “I look forward to working with my colleagues across the Company as we deliver exceptional products and best in class service.”

Forward-Looking Statements

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, should, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Although it is not possible to identify all of these risks and uncertainties, they include, among others, the following: the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our estimate used to compute loss and loss adjustment expense reserves; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended; downgrades in the financial strength rating or outlook of our regulated insurance subsidiaries impacting our competitive position and ability to attract and retain insurance business that our subsidiaries write and ultimately our financial condition; the potential loss of key members of our management team or key employees, and our ability to attract and retain personnel; adverse economic and competitive factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both; the impact of a higher than expected inflationary environment on our reserves, loss adjustment expenses, the values of our investments and investment returns, and our compensation expenses; exposure to credit risk, interest rate risk and other market risk in our investment portfolio and our reinsurers; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships; our ability to obtain insurance and reinsurance coverage at prices and on terms that allow us to transfer risk, adequately protect our Company against financial loss and that supports our growth plans; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or a former customer with whom we have an indemnification arrangement failing to perform its reimbursement obligations, and our potential inability to demand or maintain adequate collateral to mitigate such risks; the inherent uncertainty of estimating reinsurance recoverable on unpaid losses and the possibility that reinsurance may be less than our estimate of reinsurance recoverable on unpaid losses; inadequacy of premiums we charge to compensate us for our losses incurred; changes in laws or government regulation, including tax or insurance laws and regulations; changes in U.S. tax laws (including associated regulations) and the interpretation of certain provisions applicable to insurance/reinsurance businesses with U.S. and non-U.S. operations, which may be retroactive and could have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders; in the event we did not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and were therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U.S. federal income taxation; the Company or its foreign subsidiary becoming subject to U.S. federal income taxation; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events; potential effects on our business of emerging claim and coverage issues; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents; our ability to manage our growth effectively; failure to maintain effective internal controls in accordance with the Sarbanes-Oxley Act of 2002, as amended; changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends; and an adverse result in any litigation or legal proceedings we are or may become subject to. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward-looking statements, is contained in our filings with the U.S. Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About James River Group Holdings, Ltd.

James River Group Holdings, Ltd. is a Bermuda-based insurance holding company that owns and operates a group of specialty insurance companies. The Company operates in two specialty property-casualty insurance segments: Excess and Surplus Lines and Specialty Admitted Insurance. Each of the Company’s regulated insurance subsidiaries are rated “A-” (Excellent) by A.M. Best Company. Visit James River Group Holdings, Ltd. on the web at www.jrvrgroup.com.

Zachary Shytle
Senior Analyst, Investor Relations and Investments
(980) 249-6848
InvestorRelations@james-river-group.com